UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2021

DELUXE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

MN	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3680 Victoria St. N.

Shoreview, MN 55126-2966

(Address of principal executive offices and zip code)

(651) 483-7111

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously reported on a current report on Form 8-K filed on June 1, 2021 (the “Original Filing”), on June 1, 2021, Deluxe Corporation (the “Company”) consummated the acquisition of FAPS Holdings, Inc.(“FAPS”). This current report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of FAPS as of December 31, 2020 and December 31, 2019, and for the years ended December 31, 2020 and December 31, 2019, are filed as Exhibit 99.1 to this current report on Form 8-K/A.

The unaudited consolidated financial statements of FAPS as of and for the three months ended March 31, 2021 and for the three months ended March 31, 2020 are filed as Exhibit 99.2 to this current report on Form 8-K/A.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of comprehensive income as of and for the three months ended March 31, 2021 and the year ended December 31, 2020 are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(c) Exhibits:

Exhibit Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	The audited consolidated financial statements of FAPS as of December 31, 2020 and December 31, 2019, and for the years ended December 31, 2020 and December 31, 2019.
99.2	The unaudited consolidated financial statements of FAPS as of and for the three months ended March 31, 2021 and for the three months ended March 31, 2020.
99.3	The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of comprehensive income as of and for the three months ended March 31, 2021 and the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2021	DELUXE CORPORATION

	By:	/s/ Scott Bomar
	Name:	Scott Bomar
	Title:	Senior Vice President and Chief Financial Officer